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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of report: October 4, 2007
            (Date of earliest event reported: September 28, 2007)

                    The Jones Financial Companies, L.L.L.P.
                    ---------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

        Missouri                   0-16633                   43-1450818
   -----------------            --------------          ----------------------
    (State or Other              (Commission                (IRS Employer
    Jurisdiction of              File Number)            Identification No.)
     Incorporation)

   12555 Manchester Road, St. Louis, Missouri                63131-3729
  --------------------------------------------              ------------
    (Address of Principal Executive Offices)                 (Zip Code)

                                (314) 515-2000
                  ------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

         On September 28, 2007, Edward D. Jones & Co., L.P. ("Edward Jones"), a subsidiary of The Jones Financial Companies, L.L.L.P., ("the Partnership") entered into definitive settlement agreements (the "Settlement Agreements") related to several class action lawsuits filed against Edward Jones pending in the United States District Court for the Northern District of California and the United States District Court for the Western District of Pennsylvania. The parties executed and filed formal stipulations with the United States District Court for the Northern District of California and the United States District Court for the Western District of Pennsylvania on September 28, 2007. An amended stipulation was filed in the United States District Court for the Western District of Pennsylvania on October 4, 2007. The settlement agreements are subject to preliminary and final court approval.

         In general, each of these cases alleged that Edward Jones: (1) failed to pay overtime; (2) improperly made wage deductions; (3) failed to properly reimburse business-related expenses; and (4) failed to provide meal and rest breaks under state or federal law to individuals employed as Edward Jones Investment Representatives, Financial Advisors, and/or salaried or commissioned Financial Advisor Trainees in the United States during the relevant class periods. While the defendant denies these allegations, the Settlement Agreements with the plaintiffs and putative classes in the class actions (the "Settlement Classes") provide for the release of all claims, debts, and causes of action related to unpaid overtime, wage deductions, reimbursement of business-related expenses, penalties, meal and rest break damages, frequency of pay, wage statements, manner of payment, record keeping, and other relief arising from such matters.

         There are two Settlement Agreements: the first resolves the claims of a California Class and the second resolves the claims of individuals in all states except California (i.e. the Non-California Class). The Settlement Classes provided for by these Agreements will consist of all individuals who are (or were) employed by Edward Jones in the position of Financial Advisor, a/k/a Investment Representative and/or salaried or commissioned Financial Advisor Trainee in the United States during the relevant class periods, including any limited partners who hold such positions, and all current and former general partners who were in such positions during the class periods for the time period before they became general partners. The class periods are as follows: California at any time between October 20, 2001 and the date of preliminary approval, Pennsylvania at any time between March 16, 2003 and the date of preliminary approval, Ohio at any time between November 27, 2003 and the date of preliminary approval, New York at any time between December 11, 2000 and the date of preliminary approval, and all other states at any time between August 16, 2003 and the date of preliminary approval.

         Edward Jones agreed to pay $21.0 million to settle the claims of the California Class (the "California Fund") and up to a maximum of $19.0 million to settle claims of the Non-California Class (the "Non-California Fund"). The California Fund, including all interest thereon, shall be a common fund that will not be the separate property of Edward Jones and will not revert to Edward Jones, from which all claims of the California Class, as well as attorney's fees, litigation expenses, enhancements and claims administration fees and costs associated with the California Class shall be paid. The Non-California Fund will be made on a claims-made basis with unclaimed funds to remain the property of Edward Jones. The Non-California Fund will include

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attorney's fees, litigation expenses, enhancements, administrative costs, and any other fees or costs associated with the settlement. The cost of the settlements will be charged against previously established legal expense accruals and will not have any impact on the Partnership's 2007 financial results.

Forward-Looking Statements

         Certain statements in this Form 8-K are "forward-looking statements" within the meaning of U.S. federal securities laws. Edward Jones intends that these statements be covered by the safe harbors created under these laws. These forward-looking statements include, but are not limited to, statements about the ultimate approval or timing of the approval of the Settlement Agreements. These forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by the forward-looking statements. Many of these factors and events are beyond Edward Jones' ability to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which only speak as of the date of this Form 8-K. Edward Jones does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

(d)  Exhibits

Exhibit Number  Description of Exhibit
--------------  ----------------------

10.1 Joint Stipulation of Class Action Settlement and Release dated September 28, 2007 filed in the United States District Court for the Northern District of California

10.2 Amended Joint Stipulation of Class Action Settlement and Release dated October 4, 2007 filed in the United States District Court for the Western District of Pennsylvania, Johnstown Division

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE JONES FINANCIAL COMPANIES,
                                              L.L.L.P.



Date: October 4, 2007                   By:   /s/ Steve Novik
                                              -------------------------------
                                              Name: Steve Novik
                                              Title: Chief Financial Officer



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